Company Contact:
Beth Pilch
512-340-1364
Bpilch@borland.com

Borland Reports Third Quarter 2008 Financial Results

Company Exceeds Non-GAAP Operating Income Goal, Takes
$106.9 Million Non-Cash Goodwill Impairment Charge

AUSTIN, Texas, — November 6, 2008 — Borland Software Corporation (NASDAQ: BORL), the global leader in Open Application Lifecycle Management (ALM), today announced preliminary financial results for the third quarter ended September 30, 2008.

For the third quarter of 2008, Borland reported total revenue of $44.3 million, GAAP net loss of $106.8 million or $1.47 per share, which included a $106.9 million non-cash goodwill impairment charge, and non-GAAP net loss of $0.5 million, or $0.01 per share. GAAP net loss included $1.0 million in stock-based compensation, $85,000 credit to restructuring expenses and $2.2 million in amortization of intangible assets. In addition to the impairment charge, Borland recorded a GAAP net gain of $4.4 million from the early retirement of debt and a $0.6 million loss from discontinued operations associated with the CodeGear divestiture.

For the third quarter of 2008, revenue for ALM products and services was $35.5 million and revenue for Deployment (DPG) products and services was $8.8 million.

“Borland continues to make progress and achieve milestones in our transformation to an innovative, profitable leader in the ALM sector,” said Tod Nielsen, president and CEO of Borland. “We are encouraged by early customer feedback that our newly released Borland Management Solutions can help solve their most challenging problems.”

Business Outlook
Management previously set expectations for ALM and DPG revenue to be in the lower end of the range of $180 to $200 million projected for 2008.  Despite current economic conditions, management is not changing guidance but acknowledges that quarterly performance is dependent on their ability to close a number of pending large transactions.

Conference Call
Borland will host a conference call and live webcast at 7:00 a.m., Central Daylight Time, today, November 6, 2008. To access the conference call, dial 800-257-6607 for the US or Canada and 303-262-2053 for international callers. The webcast will be available live on the Investor Relations section of the Company’s corporate website at www.borland.com. Listeners are reminded to access the webcast at least 30 minutes prior to the scheduled time to download any necessary audio or plug-in software. An audio replay of the call will also be available beginning at approximately 9:00 a.m. Central Standard Time on November 6, 2008 until 11:59 p.m. Central Standard Time on December 6, 2008, by dialing 800-405-2236, or 303-590-3000 for international callers, and entering pass code 11121523#.

About Borland
Founded in 1983, Borland (NASDAQ:BORL) is the leading vendor of Open Application Lifecycle Management (ALM) solutions — open to customers’ processes, tools and platforms — providing the flexibility to manage, measure and improve the software delivery process. To learn more about maximizing the business value of software, visit http://www.borland.com.

Borland and all other Borland brand and product names are service marks, trademarks or registered trademarks of Borland Software Corporation or its subsidiaries in the United States and other countries. All other marks are the property of their respective owners.

Forward-Looking Statements
Statements made in this release that are not historical facts are “forward-looking statements” and accordingly involve risk and uncertainties that could cause actual results to differ materially from those described in this release. Forward-looking statements include, for example, all statements relating to projected financial performance (including statements involving projection of revenue, income including income (loss), earnings including earnings (loss) per share, capital expenditures, dividends, capital structure, or other financial items), adjustments to financial statements for prior periods, the plans and objectives of management for future operations, products or services; and future performance in economic terms or other any other measures.

The potential risks and uncertainties that could cause results to differ materially include, among others, our ability to predict revenue and control expenses, and our ability to grow our ALM business or achieve profitability as planned. These and other risks are detailed in Borland’s periodic reports filed with the Securities and Exchange Commission, including, its latest Annual Report on Form 10-K, and its latest quarterly report on Form 10-Q, copies of which may be obtained from www.sec.gov. Borland does not intend to update this information to reflect future events or circumstances unless required by law.

Non-GAAP Financial Measures
The attached press release and tables include non-GAAP financial measures. Borland’s management uses non-GAAP financial measures in assessing the performance of Borland’s ability to develop, sell and market products and services (“Ongoing Operations”). They are also used for planning and forecasting in future periods. Non-GAAP financial measures also facilitate internal comparisons to Borland’s historical operating results. Borland has historically reported similar non-GAAP financial measures and believes that the inclusion of comparative results provides consistency in its financial reporting that benefits investors. Non-GAAP financial measures are computed using consistent methods from quarter to quarter and year to year. These non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures. They should be viewed in conjunction with the consolidated financial statements prepared in accordance with GAAP.

In presenting non-GAAP financial measures, Borland has excluded the following items:

A. Restructuring and severance charges. Borland has incurred restructuring charges eliminating certain duplicative activities, focusing Borland’s resources on future growth opportunities and reducing Borland’s cost structure. In connection with its restructuring, Borland has recognized costs related to termination benefits for former Borland employees whose positions were eliminated and for the closure of Borland facilities. Borland excludes these items because these expenses are not reflective of Ongoing Operations and Borland believes excluding these items from its measures of non-GAAP net income (loss) and non-GAAP net income (loss) per share facilitates comparisons with prior and subsequent reporting periods as well as comparisons to the operating results of competitors in Borland’s industry. Expenses related to severance and restructuring have, in some cases, had a significant cash impact and effect on Borland’s results of operations, including its net income (loss) as measured in accordance with GAAP.

B. Goodwill impairment charge and discontinued operations. In the third quarter of 2008, Borland performed its annual goodwill impairment testing resulting in a non-cash goodwill impairment charge to its single reporting unit. Borland recorded a non-cash goodwill impairment charge in the first quarter of 2008 relating to its CodeGear segment due to business performance, market conditions and expected purchase price for the sale of this business. Following the sale of Borland’s CodeGear division on June 30, 2008, Borland classified its CodeGear segment as discontinued operations. Discontinued operations and impairment charges are not cash items and have not been frequent or consistently recurring. Borland believes that excluding these items will provide investors with a basis to compare the Company’s core operating results in different periods without such variability.

C. Stock compensation impact of SFAS 123R. These expenses consist of expenses for employee stock options and employee stock purchases under SFAS 123R. Prior to the adoption of SFAS 123R in fiscal 2006, Borland did not include expenses related to employee stock options and employee stock purchases directly in its financial statements, but elected, as permitted by SFAS 123R, to disclose such expenses in the footnotes to its financial statements. As Borland applies SFAS 123R, Borland believes that it is useful to investors to understand the impact of the application of SFAS 123R to Borland’s operational performance in comparison to prior periods in which such expense was not included directly in its financial statements. In addition, while stock-based compensation expense calculated in accordance with SFAS 123R constitutes an ongoing and recurring expense, such expense is excluded from its measures of non-GAAP net income (loss) and non-GAAP net income (loss) per share because it is not an expense that typically requires or will require cash settlement by Borland and consequently is not used by management to assess the core profitability of Borland’s Ongoing Operations. Borland believes it is useful to investors to understand the impact of the application of SFAS 123R to Borland’s liquidity and its ability to invest in research and development and fund acquisitions and capital expenditures. Borland further believes its measures of non-GAAP net income (loss) and non-GAAP net income (loss) per share excluding this item are useful to investors in that excluding this item facilitates comparisons to the operating results of competitors in Borland’s industry that may have different patterns of activity associated with equity compensation.

D. Amortization of purchased intangibles. In connection with its acquisitions, Borland has incurred amortization of purchased intangible assets. These purchased intangibles include: developed technology, customer lists and relationships, maintenance agreements, trade names, trademarks and service marks and non-compete agreements. For accounting purposes, Borland amortizes the fair value of the purchased intangibles based on the pattern in which the economic benefits of the intangible assets will be consumed as revenue is generated. Although these intangible assets generate revenue for Borland, Borland excludes the associated amortization expense because it is non-cash in nature and because Borland believes its measures of non-GAAP net income (loss) and non-GAAP net income (loss) per share excluding this item provides meaningful supplemental information regarding Borland’s operational performance, liquidity and Borland’s ability to invest in research and development and fund acquisitions and capital expenditures. In addition, excluding this item facilitates comparisons to Borland’s historical operating results and comparisons to the operating results of competitors in Borland’s industry which may have different acquisition histories.

E.  Repurchase of Senior Convertible Notes.  In June and August 2008, the Company used available cash to repurchase outstanding Senior Convertible Notes, which resulted in gains on debt retirement.  Borland does not believe that these repurchases have any significant impact on its core operating results.

Borland also excluded the common share equivalents that would have resulted from using the “if-converted” method of calculating the non-GAAP diluted income per share relating to the common shares issuable upon conversion of the convertible senior notes.

Borland believes that non-GAAP measures have significant limitations in that they do not reflect all of the amounts associated with Borland’s financial results as determined in accordance with GAAP and that these measures should only be used to evaluate Borland’s financial results in conjunction with the corresponding GAAP measures. In addition, the exclusion of the charges and expenses indicated above from the non-GAAP financial measures presented does not indicate an expectation by Borland management that similar charges and expenses will not be incurred in subsequent periods.

###
TABLES TO FOLLOW

	BORLAND SOFTWARE CORPORATION
	CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
	(In thousands, except per share amounts, unaudited)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2007	2008		2007
Revenues:
License and other revenues	$18,353	$31,633	$52,155		$80,363
Service revenues	25,959	28,817	80,083		86,838
Total revenues	44,312	60,450	132,238		167,201

Costs of revenues:
Cost of license and other revenues	973	764	2,288		2,415
Cost of service revenues	8,520	9,885	25,730		29,334
Amortization of acquired intangibles and other charges	2,100	2,107	6,301		6,345
Cost of revenues	11,593	12,756	34,319		38,094

Gross profit	32,719	47,694	97,919		129,107

Selling, general and administrative	25,038	37,534	85,031		117,848
Research and development	10,387	10,230	33,827		31,231
Restructuring, amortization of other intangibles, acquisition-related
expenses and other charges	101	1,588	1,832		4,100
Impairment of goodwill	106,927	-	106,927		-
Total operating expenses	142,453	49,352	227,617		153,179

Operating loss	(109,734)	(1,658)	(129,698)		(24,072)
Interest income	1,249	2,346	4,427		6,484
Interest expense	(1,462)	(1,497)	(4,956)		(3,961)
Gain on debt retirement	4,383	-	10,029		-
Other income (expense)	55	(338)	(286)		(920)
Loss from continuing operations before income taxes	(105,509)	(1,147)	(120,484)		(22,469)

Income tax provision	700	146	2,933		1,803
Loss from continuing operations	$(106,209)	$(1,293)	$(123,417)		$(24,272)
Discontinued operations:
Income (loss) from operation of discontinued operations (net of applicable taxes of $2, $160,
$483, and $639)	$25	$1,506		$(10,096)	$4,425
Loss on disposal of discontinued operations (net of applicable tax of $263 and $1,218 for 3 and
9 months ended 2008)	(601)	—	(2,155)		—
Income (loss) from discontinued operations	$(576)	$1,506	$(12,251)		$4,425
Net income (loss)	$(106,785)	$213	$(135,668)		$(19,847)

Net income (loss) per share — basic and diluted:
Continuing operations	$(1.46)	$(0.02)	$(1.70)		$(0.33)
Discontinued operations	(0.01)	0.02	(0.16)		0.06

Total net income (loss) per share	$(1.47)	$0.00	$(1.86)		$(0.27)
Shares used in computing basic
and diluted net income (loss)
per share	72,733	72,371	72,799		72,989

BORLAND SOFTWARE CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET
(In thousands, except par value and share amounts, unaudited)
ASSETS	September 30, 2008		December 31, 2007
Current assets:
	$		$
Cash and cash equivalents		103,823		90,805
Short-term investments		62,952		68,061
Accounts receivable, net of allowances of $1,591
and $6,096, respectively		33,560		54,640
Prepaid expenses		7,347		9,207
Current assets of discontinued operations		773		—
Other current assets		3,267		5,104
Total current assets		211,722		227,817

Property and equipment, net		7,586		9,978
Goodwill		78,969		226,688
Intangible assets, net		26,777		31,658
Long-term investments		—		37,970
Non current assets of discontinued operations		3,734		-
Other non-current assets		4,621		9,886
	$		$
Total assets		333,409		543,997

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
	$		$
Accounts payable		4,802		7,622
Accrued expenses		17,494		30,900
Short-term restructuring		2,366		9,866
Income taxes payable		920		2,315
Deferred revenue		39,186		51,449
Current liabilities of discontinued operations		4,776		—
Other current liabilities		4,070		7,176
Total current liabilities		73,614		109,328

Convertible senior notes		159,300		200,000
Long-term restructuring		1,235		5,472
Long-term deferred revenue		1,254		1,715
Long-term liabilities of discontinued operations		3,432		-
Other long-term liabilities		22,871		22,944
Total liabilities		261,706		339,459

Stockholders’ equity:
Preferred stock; $.01 par value; 1,000,000 shares
authorized; 0 shares issued and outstanding		—		—
Common stock, $.01 par value, 200,000,000 shares
authorized (2008: 94,361,749 issued and
72,824,783 outstanding shares; 2007: 94,134,952
issued and 72,975,972 outstanding shares)		728		730
Additional paid-in capital		670,961		666,910
Accumulated deficit		(468,678)		(333,010)
Accumulated other comprehensive income		9,101		10,317

		212,112		344,947
Treasury stock at cost, (2008: 21,536,966 and
2007: 21,158,980 shares)		(140,409)		(140,409)
Total stockholders’ equity		71,703		204,538

	$		$
Total liabilities and stockholders’ equity		333,409		543,997

                                                                                                   BORLAND SOFTWARE CORPORATION
                                                                                                 GAAP TO NON-GAAP RECONCILIATION
                                                                                       (In thousands, except per share amounts, unaudited)

                                                                                              Three Months Ended                                                    Nine Months Ended

                                                                                                September 30,                                                         September 30,

                                                                                  2008                                 2007                                2008                            2007

Net income (loss) on a GAAP basis                                                       $(106,785)                                    $213                           $(135,668)                         $(19,847)

                       Stock-based compensation expenses                                  1,026                                1,852                             3,727                          4,603

                       Restructuring expenses                                              (85)                                  791                             1,222                          1,563

                       Amortization of purchased intangibles                              2,238                                2,191                             6,719                          6,687

                       Impairment of goodwill                                           106,927                                    -                           106,927                              -

                       Income (loss) from discontinued operations                         (576)                                1,506                          (12,251)                          4,425

                       Gain (loss) on debt retirement                                     4,383                                    -                            10,029                              -

Net income (loss) on a non-GAAP basis                                                       $(486)                                  $3,541                            $(14,851)                         $(11,419)
                                                                    ===========================          ===========================          ========================          =====================

                          Statements of Operations Reconciliation
                          per Share
                       ------------------------------------------

Basic net income (loss) on a GAAP basis                                                    $(1.47)                                   $0.00                              $(1.86)                           $(0.27)
                                                                    ===========================          ===========================          ========================          =====================

Basic net income (loss) per share on a non-GAAP basis                                   $(0.01)                                $0.05                           $(0.20)                        $(0.16)
                                                                    ===========================          ===========================          ========================          =====================

Shares used in computing basic net income (loss) per share                                  72,733                                  72,371                               72,799                            72,989
                                                                    ===========================          ===========================          ========================          =====================